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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  November 1, 1996
                                                 -----------------
                                                 (November 1, 1996)

                          WESTERN GAS RESOURCES, INC.
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            (Exact name of registrant as specified in its charter)

           Delaware                     1-10389             84-1127613
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(State or other jurisdiction of       (Commission       (I.R.S. Employer
 incorporation)                       File Number)      Identification No.)


    12200 N. Pecos Street             Denver, Colorado      80234-3439
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    (Address of principal executive offices)               (Zip Code)



                               (303) 452-5603
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             (Registrant's telephone number, including area code)



                                  No Changes
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        (Former name or former address, if changed since last report).

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ITEM 5.    Other Events.

           The consents filed herewith relate to the Company's Registration Statements on Form S-3 Nos. 33-66516, 33-54741, 333-00903 and 333-13099.

ITEM 7(c). Exhibits to Form 8-K.

           Exhibit
           Number  Description
           ------  -----------


           1.1     Consent of Williamson Petroleum Consultants, Inc.

           1.2     Consent of Price Waterhouse LLP.
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          WESTERN GAS RESOURCES, INC.
                                          ----------------------------
                                                  Registrant


Date: November 1, 1996     By: /s/ WILLIAM J. KRYSIAK
                               ----------------------------
                                William J. Krysiak
                                Vice President Finance
                                (Principal Financial and
                                Accounting Officer)